                                                                    Exhibit 99.1


                           PHILADELPHIA CONSOLIDATED
                                  HOLDING CORP.

                                     FOUNDED
                                      1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; and (v) catastrophe losses.

            PHILADELPHIA CONSOLIDATED HOLDING CORP. AND SUBSIDIARIES
                              ORGANIZATIONAL CHART


[FLOWCHART]

                                 PHILADELPHIA CONSOLIDATED
                                      HOLDING CORP.
-----------------------------------------------------------------------------------------
PHILADELPHIA        MAGUIRE            PHILADELPHIA
 INDEMNITY         INSURANCE            INSURANCE                               LIBERTY
 INSURANCE        AGENCY, INC.           COMPANY                                AMERICAN
  COMPANY                                                                       INSURANCE
                                                                                GROUP, INC.
                                                            -------------------------------------------
                                                                MOBILE          LIBERTY      MOBILE USA
                                                              HOMEOWNERS        AMERICAN     INSURANCE
                                                              INSURANCE        INSURANCE      COMPANY
                                                            AGENCIES, INC.      COMPANY

                            SUMMARY OF THE OFFERING

ISSUER:                                 Philadelphia Consolidated Holding Corp.

SECURITIES OFFERED:                     FELINE PRIDES

OFFERING SIZE:                          $103.5 million (includes 15% over-allotment option)

ISSUE PRICE:                            $10.00 per FELINE PRIDES

CALL PROTECTION:                        3 Years - May 2001

USE OF PROCEEDS:                        Strategic acquisitions
                                        Internal growth
                                        General corporate purposes

RATING:                                 "BBB" (S&P)

LEAD UNDERWRITER:                       Merrill Lynch & Co.

Common Share Conversion

 Per Pride - .4706 to .3858
 Max 4,870,710 to 3,993,030
 less than or = to $21.25       greater than or = to $25.92

                             INVESTMENT HIGHLIGHTS

                    SPECIALIST       >  Focus on specialty niche commercial and personal insurance products

               MIXED MARKETERS       >  Direct sales (20%), preferred agents (20%) and independent brokers (60%)

                  UNDERWRITERS       >  10-year weighted average statutory combined ratio of < 90%

                    INNOVATORS       >  Proven product innovator

                     MOTIVATED       >  Highly motivated and experienced management team
                                     >  Beneficially own 45% of the Company

                       GROWING       >  Excellent historical earnings growth and future growth prospects
                                     >  1995 to 2000 net operating income CAGR of 19.0%

                        STRONG       >  "A+" (Superior) from A.M. Best; "A" from Standard & Poor's

BUSINESS STRATEGY

-    Differentiation through VALUE-ADDED COVERAGE and service

-    Multiple Channels of Distribution

         >   Extensive network of independent brokers
         >   Specialized force of preferred agents
         >   Direct sales organization
         >   Select wholesalers
         >   Internet

-    SOUND UNDERWRITING AND PRICING discipline

                             GROSS WRITTEN PREMIUMS
                                 ($ in millions)

                                 CAGR = 28.3% *

                                  [BAR CHART]

1995           $104.2
1996           $136.9
1997           $159.1
1998           $197.4
1999           $274.9
2000           $361.9
YTD 3/31/01    $104.0


*    CAGR Calculated on Years 1995 - 2000

                                   NET INCOME
                                 ($ in millions)

                                 CAGR = 25.7% *

                                  [BAR CHART]


1995            $ 9.8
1996            $13.4
1997            $16.9
1998            $20.0
1999            $18.8
2000            $30.8
YTD 3/31/01     $ 7.7


EPS     $0.72     $0.94     $1.13    $1.34    $1.25      $2.11    $0.54


*    CAGR Calculated on Years 1995 - 2000

                              NET OPERATING INCOME
                                 ($ in millions)
                                 CAGR = 19.0%*
                                  [BAR CHART]

1995             $ 9.7
1996             $13.2
1997             $16.9
1998             $19.7
1999             $15.1
2000             $23.2
YTD 3/31/01      $ 6.2


OPERATING EPS     $0.71      $0.93     $1.13    $1.32   $1.00    $1.59     $0.44


*    CAGR Calculated on Years 1995 - 2000

                           SUPERIOR RETURN ON EQUITY
                       Return on Average Adjusted Equity*

                             6 Year Average = 17.5%

                                  [BAR CHART]

1995            16.8%
1996            18.8%
1997            19.5%
1998            18.8%
1999            13.0%
2000            18.0%
YTD 3/31/01     17.8%**


* Net operating earnings divided by average equity adjusted to exclude unrealized gains or losses and goodwill.

**   Rolling 12 month ROE

                      3 MONTHS ENDED MARCH 31ST HIGHLIGHTS
                     ($ in millions, except per share data)


                                                         MARCH 31,       MARCH 31,
                                                           2001            2000             CHANGE
                                                         --------        --------           ------
Gross Written Premiums                                   $  104.0        $   77.1           34.9%

Net Earned Premiums                                      $   66.5        $   48.6           36.8%

Net Investment Income                                    $    8.0        $    6.3           27.0%

Net Operating Income                                     $    6.2        $    5.6           10.7%

Net Income                                               $    7.7        $    5.7           35.0%
Loss & LAE Ratio                                             58.9%           58.1%
Expense Ratio                                                33.8%           34.4%
                                                         --------        --------
       Combined Ratio                                        92.6%           92.5%
                                                         ========        ========

                                                         ========================================
OPERATING EPS                                            $   0.44        $   0.38           15.8%
                                                         ========================================

                      YEARS ENDED DECEMBER 31ST HIGHLIGHTS
                     ($ in millions, except per share data)


                                        DECEMBER       DECEMBER
                                        31, 2000       31, 1999        CHANGE
                                        --------       --------        ------
Gross Written Premiums                  $ 361.9        $ 274.9           31.6%
Net Earned Premiums                     $ 227.3        $ 164.9           37.8%
Net Investment Income                   $  25.8        $  20.7           24.6%
Net Operating Income                    $  23.2        $  15.1           53.6%

Net Income                              $  30.8        $  18.8           63.8%
Loss & LAE Ratio                           57.8%          60.3%
Expense Ratio                              33.0%          32.6%
                                        -------        -------
       Combined Ratio                      90.8%          92.9%
                                        =======        =======

                                        =====================================
OPERATING EPS                           $  1.59        $  1.00           59.0%
                                        =====================================

                       HIGH QUALITY INVESTMENT PORTFOLIO
                              As of March 31, 2001


                                  [PIE CHART]

Government/Corporate Bonds            31.1%
MBS/CMO                               14.4%
Common Stock                           6.3%
All Other                              2.1%
Cash Equivalents                       7.1%
Municipal Bonds                       17.0%
Asset Backed Securities               22.0%

-    Portfolio market value - $511.2mm

-    Fixed income securities

         >  Average lowest rating AA

-    Portfolio duration 3.4 years

-    7.07% taxable equivalent yield

-    Quality long-term growth stocks

                       HIGH QUALITY INVESTMENT PORTFOLIO
                             As of December 31, 2000

                                  [PIE CHART]

Government/Corporate Bonds          28.0%
MBS/CMO                             16.7%
Common Stock                         8.4%
All Other                            1.2%
Cash Equivalents                     8.5%
Municipal Bonds                     18.1%
Asset Backed Securities             19.1%


-    Portfolio market value - $478.1mm

-    Fixed income securities

         >  Average lowest rating AA

-    Portfolio duration 3.9 years

-    7.37% taxable equivalent yield

-    Quality long-term growth stocks

                      YTD 3/31/2001 GROSS WRITTEN PREMIUMS
                                 ($ in millions)
                                   GWP BY LINE

                                  [PIE CHART]

                            $ Amount        Percentages
Commercial Automobile         3.8                3.7
Excess Liability             14.2               13.7
Misc.                         4.4                4.2
Nat'l Flood                   2.4                2.3
Commercial Package           33.4               32.1
Professional Liability       20.6               19.8
Specialty Property            4.5                4.3
Personal Lines               20.7               19.9


                               Total GWP = $104.0

                     YTD 12/31/2000 GROSS WRITTEN PREMIUMS
                                 ($ in millions)
                                   GWP BY LINE

                                  [PIE CHART]

                            $ Amount        Percentages
Commercial Automobile         15.3                4.2
Excess Liability              66.3               18.3
Misc.                         16.2                4.5
Nat'l Flood                   10.0                2.8
Commercial Package           120.4               33.3
Professional Liability        68.2               18.8
Specialty Property            21.3                5.9
Personal Lines                44.2               12.2


                               Total GWP = $361.9

                         SUPERIOR UNDERWRITING RESULTS
                            Statutory Combined Ratios

                                  [BAR CHART]


                    PHLY    Industry
1991                92.8%   108.7%
1992                95.8%   115.6%
1993                91.0%   106.8%
1994                89.4%   108.3%
1995                86.7%   106.3%
1996                86.8%   105.8%
1997                84.4%   101.1%
1998                85.1%   105.0%
1999                93.8%   107.5%
2000                90.2%   110.5%
YTD 3/31/01         92.6%



              PHLY                                      Industry
    10 YEAR WTD AVERAGE = 89.3%                 10 YEAR AVERAGE = 107.6%

                                 LOOKING AHEAD:
                            DRIVERS OF FUTURE GROWTH

-   Partnership with Preferred Agents

-   Personal Lines:

    -   MANUFACTURED HOUSING

    -   HOME OWNERS

-   Systems/Internet Initiatives

-   Organic Growth

                                 ORGANIC GROWTH
                                 - DIRECT MARKETING
                                   - CROSS SELLING

                   36 OFFICES IN 8 REGIONS COVERING THE U.S.

                             [MAP OF UNITED STATES]

2001 est. gross written premium growth 15% - 20%

      -   Direct account solicitation
      -   4000 Broker relationships

                                 PERSONAL LINES


-    Selected State Expansion - 5 Additional States (CA, NJ, NC, PA, SC)

-    Internet Capability

     >    Rate, quote, issue, bind and bill online

     >    View entire account history and submit claims online

-    Manufactured Housing Parks - Internet Access for Residents

-    LAIG Homeowners Program

                          SYSTEMS/INTERNET INITIATIVES

-    Web Site (www.phly.com)--apps, forms, company info

-    Intranet Development--secure portal for employees

     >    Run proprietary applications and e-mail

     >    E-PHLY--access data warehouse reports

     >    Order supplies & printed materials

     >    Training, SOP's & Benefits Administration

-    Extranet Development--secure portal for third parties

     >    Agent access to billing and loss information

     >    Rate, quote, issue and bill for select products

                       PARTNERSHIPS WITH PREFERRED AGENTS
                                 ($ in millions)



                                   1999        2000          GOAL
                                   ----        ----          ----

Preferred Agents                     69          62           125

Gross Written Premiums          $  40.0     $  53.0       $ 200.0


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
                           PHILADELPHIA CONSOLIDATED

                                  HOLDING CORP.

                                     FOUNDED
                                      1962